UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 19, 2011
TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Explanatory Note
This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Targa Resources Partners LP’s Current Report on Form 8-K dated October 19, 2011 (the “Original 8-K”) relating to Targa Resources Partners LP’s preliminary estimated third quarter results and guidance. The Original 8-K was inadvertently submitted to EDGAR under Item 8.01 when in fact the disclosure needed to be and herein is reclassified as furnished under Item 2.02. The information furnished pursuant to Item 2.02 in this Amendment and the Original 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. This Amendment No.1 does not otherwise revise the Original 8-K.
Item 2.02 Results of Operations and Financial Condition.
     On October 19, 2011, Targa Resources Partners LP issued a press release disclosing preliminary estimated results for the third quarter of 2011 and forecasts of its financial results for the fourth quarter of 2011 and the calendar year 2012.
     The press release furnished as Exhibit 99.1 hereto, includes the non-generally accepted accounting principle, or non-GAAP, financial measure Adjusted EBITDA. The press release provides reconciliations of this non-GAAP financial measure to its most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”) as well as other disclosures about this non-GAAP measure. Our non-GAAP financial measure of Adjusted EBITDA should not be considered as an alternative to the GAAP measure of net income.
     The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference..
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
Exhibit 99.1	Targa Resources Partners LP Press Release dated October 19, 2011 (incorporated by reference to Exhibit 99.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 19, 2011 (File No. 001-33303)).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES PARTNERS LP By: Targa Resources GP LLC, its general partner
Dated: October 21, 2011	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Targa Resources Partners LP Press Release dated October 19, 2011 (incorporated by reference to Exhibit 99.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 19, 2011 (File No. 001-33303)).